UNITED STATES

SECURITIES AND EXCHANGE COMMSSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14(a)(12)

Social Reality, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on December 29, 2017

The proxy statement and annual report to security holders are available at

https://www.iproxydirect.com/SRAX

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

____________________

TO BE HELD ON DECEMBER 29, 2017

We are hereby pleased to invite you to the 2017 annual meeting of shareholders (“Annual Meeting”) of Social Reality, Inc. on Friday, December 29, 2017 at our offices at 456 Seaton St., Los Angeles, CA 90013 beginning at 11:00 a.m. local time. Details regarding the business to be conducted at the Annual Meeting are described in this proxy statement (the “Proxy Statement”). The following summarizes the matters to be voted upon at the Annual Meeting:

1.	Election of six (6) members to the board of directors (“Board”) to serve for the following year or until their respective successors are elected and qualified;

2.	Ratification of the appointment of RBSM LLP as our independent registered public accounting firm for 2017;

3.

Approve pursuant to NASDAQ Listing Rule 5635(d), the issuance of shares of our Class A common stock (“Common Stock”) upon the conversion of outstanding 12.5% senior secured convertible debentures (the “Debentures”) issued by us in a private placement in October 2017 (“October 2017 Offering”) that may be equal to or exceed 20% of our Common Stock outstanding before the October 2017 Offering;

4.	An advisory vote to approve executive compensation (non-binding);

5.	An advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2, or 3 years (non-binding); and

6.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Only shareholders of record as of the close of business on December 7, 2017 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this Proxy Statement.

Thank you for your ongoing support of, and continued interest in Social Reality. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Christopher Miglino

Christopher Miglino

Chairman and Chief Executive Officer

December 8, 2017

SOCIAL REALITY, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date	11:00 a.m. Pacific Time, on Friday, December 29, 2017.

Place	456 Seaton St., Los Angeles CA 90013

Items of Business	(1)	To elect six (6) members to the Board to serve for the following year or until their respective successors are elected and qualified.

(2)	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for 2017.

(3)

To approve pursuant to NASDAQ Listing Rule 5635(d), the issuance of shares of our Class A common stock (“Common Stock”) upon the conversion of outstanding 12.5% senior secured convertible debentures (the “Debentures issued by us in a private placement in October 2017 (“October 2017 Offering”) that may be equal to or exceed 20% of our Common Stock outstanding before the October 2017 Offering;

(4)	An advisory vote to approve executive compensation (non-binding).

(5)	An advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2 or 3 years (non-binding).

(6)	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Social Reality, Inc. shareholder as of the close of business on December 7, 2017 (“Record Date”).

Meeting Admission

You are entitled to attend the Annual Meeting only if you were a Social Reality shareholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card, or, if you vote by telephone or over the internet, by indicating your plans when prompted.

The Annual Meeting will begin promptly at 11:00 a.m. Pacific Time. Check-in will begin at 10:00 a.m. local time, and you should allow ample time for the check-in procedures.

Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (“Notice”) you received with the Proxy Statement, the section entitled Questions and Answers About the Proxy Materials and the Annual Meeting beginning on page 1 of this proxy statement or, your enclosed proxy card.

By order of the Board of Directors,

Christopher Miglino Chairman of the Board Chief Executive Officer

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about December 8, 2017.

In this proxy statement, the words “Social Reality,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to Social Reality, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

* * * * *

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 29, 2017

This proxy statement and our Annual Report on Form 10-K for fiscal year ended December 31, 2016, are available at https://www.iproxydirect.com/SRAX.

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

2017 ANNUAL MEETING OF SHAREHOLDERS

General Information

We are providing this proxy statement to you as part of a solicitation by the board of directors (“Board of Directors” or “Board”) of Social Reality, Inc. for use at our 2017 Annual Meeting of Shareholders (“Annual Meeting”) and at any adjournment or postponement that may take place. We will hold our Annual Meeting on December 29, 2017 at 11:00 a.m. Pacific Time at our corporate headquarters at 456 Seaton St., Los Angeles, California 90013. Only shareholders of record on December 7, 2017 (“Record Date”), are entitled to notice of and to vote at the meeting and at any adjournment or postponement that may take place.

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about December 8, 2017. Unless the context otherwise requires, the terms "Social Reality," “the Company,” "us," "we," and "our" references Social Reality, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

PROXY MATERIALS

1. Why am I receiving these materials?

Our Board is providing these proxy materials to you in connection with our Annual Meeting for 2017, which will take place on December 29, 2017 at 11:00 a.m. Pacific Time at 456 Seaton St., Los Angeles, California 90013. As a shareholder, you are invited to attend the meeting and requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

2. What is included in the proxy materials?

The proxy materials include:

•	Our proxy statement for the 2017 Annual Meeting of Shareholders;
•	Our 2016 Annual Report to Shareholders, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016; and
•	The proxy card or a voting instruction form for the Annual Meeting.

3. What information is contained in these materials?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance, and certain other required information.

4. How can I access the proxy materials over the internet?

The Notice contains instructions on how to view our proxy materials for the Annual Meeting on the internet and vote your shares. Our proxy materials are also available on our website at www.SRAX.com and https://www.iproxydirect.com/SRAX.

VOTING INFORMATION

5. What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of six (6) directors to our Board, to hold office until the annual meeting of shareholders in 2018, or until their successors are elected and qualified.

•	The ratification of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

•

Approve pursuant to NASDAQ Listing Rule 5635(d), the issuance of shares of our Class A common stock (“Common Stock”) upon the conversion of outstanding 12.5% senior secured convertible debentures (the “Debentures”) issued by us in a private placement in October 2017 (“October 2017 Offering”) that may be equal to or exceed 20% of our Common Stock outstanding before the October 2017 Offering;

•	An advisory vote to approve executive compensation (non-binding).

•	An advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2 or 3 years (non-binding).

•	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof (See Question 21 below).

6. How does the Board recommend that I vote on each of the matters?

Our Board recommends that you vote your shares:

•	“FOR” the director nominees;

•	“FOR” the ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the 2017 fiscal year;

•	“FOR” the Approval of the October 2017 Offering;

•	“FOR” the approval of the 2016 compensation awarded to named executive officers;

•	Every “3 Years” for frequency of shareholder advisory vote regarding compensation awarded to name executive officers; and

7. What shares can I vote?

Each share of our Common Stock and Class B common stock issued and outstanding as of the close of business on the Record Date for the 2017 Annual Meeting is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 9,325,430 shares of Common Stock issued and outstanding and 0 shares of Class B common stock issued and outstanding.

8. How many votes am I entitled to per share?

Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date. Each holder of shares of Class B common stock is entitled to 10 votes for each share of Class B common stock held as of the Record Date. Notwithstanding, there were no shares of Class B common stock outstanding as of the Record Date.

9. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those beneficially owned.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the shareholder of record, and the proxy materials were sent directly to you by Social Reality. As the shareholder of record, you have the right to grant your voting proxy directly to Social Reality or to vote in person at the Annual Meeting. Social Reality has enclosed herewith a proxy card for you to use. You may also vote on the internet or by telephone, as below under the heading “How can I vote my shares without attending the Annual Meeting?” You may also vote on the internet or by telephone, as below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our shareholders, you are considered the beneficial owner of shares held in street name, and the Proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

10. If I am a Shareholder of Record, how do I vote?

If you are a shareholder of record, there are four ways to vote:

•

In person. You may vote in person at the Annual Meeting by requesting a ballot from an usher when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the proxy card.

•	By Telephone. You may vote by proxy by calling the toll free number found on the proxy card.

•	By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

11. If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•

In person. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.

You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot from an usher when you arrive. You must also bring valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

•

Via the Internet. You may vote by proxy via the Internet by following the instructions found in the proxy card. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•

By Telephone. You may vote by proxy by calling the toll free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•	By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

12. How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

13. What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a shareholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•

Sign and return a proxy card without giving specific voting instructions, then the person named as proxy holder, Christopher Miglino, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

14. Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time before the final vote at the meeting. You can do this by casting a later proxy through any of the available methods described in the questions and answers. If you are a shareholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at our principal executive office at 456 Seaton St., Los Angeles, California 90013. If you are a beneficial owner, you can change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

15. How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of our Class A and Class B common stock as of the Record Date must be present in person or represented by proxy. There are currently no outstanding shares of Class B common stock. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

16. How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

With respect to the advisory vote on the frequency of holding future shareholder advisory votes regarding compensation awarded to named executive officers (Proposal Number 5), you may vote “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention does not count in the determination of which alternative receives the highest number of votes cast.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN,” if you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board.

17. What is the voting requirement to approve each of the proposals?

In the election of directors (Proposal Number 1), the persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

In the case of the following three proposals:

•	The ratification of the appointment of RBSM LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal Number 2);

•

The approval pursuant to NASDAQ Listing Rule 5635(d), the issuance of shares of our Common Stock upon the conversion of the outstanding Debentures sold in the October 2017 Offering (proposal Number 3);

•	approval of the 2016 compensation awarded to named executive officers, which is non-binding (Proposal Number 4);

the affirmative “FOR” vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for approval.

In the case of the proposal to determine the frequency of future shareholder advisory votes regarding compensation awarded to named executive officers (Proposal Number 5), the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by shareholders.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

18. How do Broker Non-Votes and Abstentions Effect the Voting Results

With respect to the election of directors (Proposal Number 1), under plurality voting, broker non-votes and abstentions would have no effect on determining the nominees elected.

With respect to the ratification of RBSM LLP., (Proposal Number 2), the approval of 2016 executive compensation (Proposal Number 3), and frequency of shareholder advisory vote on executive compensation (Proposal Number 4), shares that constitute broker non-votes are not considered votes cast on that proposal nor entitled to vote. Thus, broker non-votes will not affect the outcome of this matter, assuming that a quorum is obtained. Abstentions will have the same effect as a vote against.

With respect to the approval of the October 2017 Offering (Proposal Number 5), broker non-votes will not be counted as shares entitled to vote and will have no effect on the results of the votes. Abstentions will have the same effect as a vote against.

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Please note that brokers may not vote your shares on the election of directors, certain executive compensation matters, amendments to the Certificate, or certain corporate governance matters in the absence of your specific instructions. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the proxy card or voting instruction form.

19. Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors.

20. Who is paying for this proxy solicitation?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying proxy card, the Notice of Internet Availability, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company may request banks, brokers and other third parties to solicit their customers who beneficially own Common Stock listed of record in the name of such bank, broker or other third party, and the Company will reimburse such banks, brokers and third parties for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, facsimile, Internet and personal solicitation by directors, officers and other employees of the Company, but no additional compensation will be paid to such individuals.

21. What happens if additional matters are presented at the Annual Meeting?

Other than the five (5) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Christopher Miglino will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason, the nominee is not available as a candidate for director, the person named as proxy holder will vote your proxy for such other candidate or candidates as may be nominated by the Board.

22. Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.

ATTENDING THE ANNUAL MEETING

23. How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a Social Reality shareholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You must present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statements for the periods prior to and after December 7, 2017, a copy of the voting instruction form provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. The meeting will begin promptly at 11:00 a.m. Pacific Time. Check-in will begin at 10:00 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

24. How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a shareholder of record, you may vote by proxy. You can vote by proxy over the internet by mail or telephone pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the internet by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

25. Who will count the votes?

We will appoint one of our officers or employees present at the meeting to act as the inspector of elections for any votes cast at the meeting. Also, our transfer agent will separately tabulate all votes FOR and AGAINST each matter, as well as all abstentions and broker non-votes and votes made through the internet, telephone or by proxy for by shareholders of record and beneficial owners.

26. How can I contact Social Reality’s transfer agent?

Contact our transfer agent by either writing Transfer Online, Attn: Customer Service, 512 SE Salmon Street, Portland Oregon 97214, or by telephoning 503-227-2950.

SHAREHOLDER PROPOSALS, DIRECTOR NOMINATIONS, RELATED BYLAW PROVISIONS AND MISCELLANEOUS ITEMS

27. What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders or to nominate individuals to serve as directors?

Shareholder Proposals:

Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of shareholders by submitting their proposals in writing to Social Reality’s Corporate Secretary in a timely manner. For a shareholder proposal to be considered for inclusion in our proxy statement for our 2018 Annual Meeting of Shareholders, the Corporate Secretary of Social Reality must receive the written proposal at our principal executive offices no later than 120 calendar days before the anniversary of the date of the definitive proxy statement filed for the 2017 Annual Meeting; provided, however, that in the event that we hold our 2018 Annual Meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2017 Annual Meeting, the deadline is a reasonable time before we begin to print and send our 2018 notices for the 2018 Annual Meeting. Such proposals also must comply with any applicable SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Social Reality, Inc.

Attn: Corporate Secretary

456 Seaton St.

Los Angeles, California 90013

Our bylaws also establish an advance notice procedure for shareholders who wish to present a proposal before an annual meeting of shareholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for shareholder action under the Delaware General Corporation Law that has been properly brought before the meeting by a shareholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2018 Annual Meeting of Shareholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on September 1, 2018, and

•	not later than the close of business on October 1, 2018.

In the event that we hold our 2018 Annual Meeting of shareholders more than 30 days before or after the one-year anniversary date of the 2017 Annual Meeting, then notice of a shareholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

•	the 10th day following the day on which public disclosure of the meeting date is made.

If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates:

You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on the Board, and should be directed to the Corporate Secretary of Social Reality at the address set forth above. For additional information regarding shareholder recommendations for director candidates, see “Directors, Executive Officers and Corporate Governance—Consideration of Director Nominees—Shareholder Nominations” on page 15 of this proxy statement.

In addition, our bylaws permit shareholders to nominate directors for election at an annual meeting of shareholders. To nominate a director, the shareholder must provide the information required by our bylaws. In addition, the shareholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Shareholder Proposals” for shareholder proposals that are intended to be included in our proxy statement.

28. How can I receive a copy of Social Reality’s Bylaws?

You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

29. Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 456 Seaton St., Los Angeles, California 90013. The Company’s main telephone number is (323)-694-9800.

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BENEFICIAL OWNERSHIP OF SHARES OF CLASS A COMMON STOCK

At November 27, 2017, we had 9,015,428 shares of Common Stock issued and outstanding. The following table sets forth information known to us as of November 27, 2017 relating to the beneficial ownership of shares of our Class A common stock by:

•	each person who is known by us to be the beneficial owner of 5% or more of any class of our voting securities;

•	Each of our current directors and nominees;

•	each of our current named executive officers (or officers that served at some point during the year end 2016); and

•	all current named executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal shareholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

		Common Stock
Name and Address of Beneficial Owner(1)	Shares	Shares Underlying Convertible Securities (2)	Total	Percent of Class (2)
Directors and named Executive Officers
Christopher Miglino	1,007,575		1,007,575	11.18%
Erin DeRuggiero	514,667		514,667	5.71%
Kristoffer Nelson	135,001	110,000	245,001	2.68%
Joseph P. Hannan	84,159	—	84,159	*
Marc Savas	8,171	17,200	25,371	*
Malcolm CasSelle	62,172		62,172	*
Robert Jordan	6,510	—	6,510	*
Colleen DiClaudio	—	—	—	*
Matthew Weiss +	—	—	—	*
Rahul Thumati (4)	2,500
All directors and executive officers as a group (10 persons)	1,820,755	127,200	1,947,955	21.29%

Beneficial Owners of 5% or more
Martin A. Sumichrast (3)	785,500	3,000	788,500	8.70%

*	Less than one percent.
+	Not nominated for reelection at the Annual Meeting.

(1)

Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is 456 Seaton St., Los Angeles, CA 90013.

(2)

Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. There are 9,015,428 shares of common stock issued and outstanding as of November 27, 2017.

(3)

The shares of Common Stock beneficially owned by Mr. Sumichrast includes: (i) 3,000 shares issuable pursuant to the exercise of vested options, (ii) 216,750 shares held by Stone Street Partners, LLC, (iii) 282,000 shares held by Carolina Preferred Technology Investments, LLC, (iv) 30,000 shares held by Siskey Capital Opportunity Fund, LLC, and (v) 256,750 shares held by Stone Street Partners Opportunity Fund II, LLC. Mr. Sumichrast in his position at Stone Street has the right to direct the vote and disposition of securities owned by Stone Street. SCAP Management Group, LLC is the managing member of Carolina Preferred, Opp Fund and Opp Fund II. Mr. Sumichrast in his position at SCAP Management Group, LLC has the right to direct the vote and disposition of securities owned by each of Carolina Preferred, Opp Fund and Opp Fund II. Mr. Sumichrast disclaims beneficial ownership of the securities held of record by these entities except to the extent of his pecuniary interest therein. The number of shares beneficially owned by Mr. Sumichrast excludes an aggregate of 246,000 shares of our Class A common stock issuable upon the possible exercise of Class A warrants owned by Carolina Preferred and Opp Fund II. Under the terms of the warrants, a holder may not exercise the warrants to the extent such conversion or exercise would cause such holder, together with its affiliates, to beneficially own a number of shares of Class A common stock which would exceed 4.99% of our then outstanding shares of Class A common stock following such exercise. This limitation may be increased to 9.99% at the holder's option upon 61 days notice to us. Mr. Sumichrast's address is 4521 Sharon Road, Suite 450, Charlotte, NC 28211. The information regarding Mr. Sumichrast's beneficial ownership is based upon a Schedule 13G filed on February 28, 2017.

(4)	Mr. Thumati resigned as Chief Financial Officer in October 2016.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The Board, upon recommendation by the Corporate Governance and Nominating Committee, has nominated six (6) of our existing directors for re-election as directors, each to hold office until the 2018 annual meeting of stockholders or until his or her successor has been duly elected and qualified. The Corporate Governance and Nominating Committee determined that it would be in the best interests of our company, from both a focus and functionality standpoint, to reduce the size of our board of directors from seven (7) to six (6) members, all of whom have professional expertise in areas of our business and operations. Accordingly, the committee did not recommend the re-nomination of one of our existing directors, Mr. Matthew Weiss. There are no family relationships among any of our directors or executive officers.

Directors Standing for Re-election

Name	Age	Positions	Director Since
Christopher Miglino	48	Chairman of the Board, Chief Executive Officer, President	2010
Kristoffer Nelson	39	Chief Operating Officer, Director	2014
Mark Savas	49	Director	2012
Malcolm CasSelle	47	Director	2013
Robert Jordan	49	Director	2017
Colleen DiClaudio	39	Director	2017

Executive Officers (not serving on the Board)

Name	Age	Positions	Director Since
Joseph P. Hannan	45	Chief Financial Officer	--
Erin DeRuggiero	42	Chief Innovations Officer	--

The following is biographical information on the current members of our executive officers and board of directors who are standing for re-election:

Christopher Miglino. Since co-founding our company in April 2010, Mr. Miglino has served as our Chief Executive Officer and a member of our board of directors. He was appointed President of our company in January 2017. He also served as our Chief Financial Officer from April 2010 until November 2014, and as our principal financial and accounting officer since August 2015. Mr. Miglino, who has over 15 years of experience running various advertising companies, oversees all of our affairs. Some of the companies Mr. Miglino has helped launch programs for include Diet Coke, Bank of America, Nestle, General Mills, HBO, National Geographic, Target, Aflac, and Bayer. In addition, from August 2008 until March 2010, Mr. Miglino was CEO of the Lime Ad Network, a subsidiary of Gaiam, Inc. (Nasdaq: GAIA), where his responsibilities included management of interactive and innovative advertising programs for 250 green and socially conscious websites. Prior to that, from June 2004 until August 2008, Mr. Miglino was CEO of Conscious Enlightenment, where he oversaw their day to day operations in the publishing and advertising industry. From 2004 until 2008, Mr. Miglino served as a board member for Golden Bridge Yoga in Los Angeles, a studio that encompasses over 20,000 square feet of yoga spaces including a restaurant. Mr. Miglino's role as a co-founder of our company, his operational experience in our company as well as his professional experience in our business sector were factors considered by the Corporate Governance and Nominating Committee in recommending his re-election to the board.

Kristoffer Nelson. Mr. Nelson has served as an executive officer of our company since June 2012 and a member of our board of directors since September 2014. He has been employed by our company since September 2011, serving as Director of Business Development (September 2011 until January 2012), Executive Vice President Publisher Relations (January 2012 until June 2016) and President and Chief Revenue Officer, until being named to his current position in October 2014. Prior to joining our company, Mr. Nelson served as a project manager for Living Full Blast, Inc. from August 2009 until December 2010 and President of Krama Consulting & Development from January 2004 until August 2009. Mr. Nelson attended Kings College and Seminary, Van Nuys, California from 1998 until 2000 and West Los Angeles College from 2000 until 2003. He also attended the Leadership Institute of Seattle through Pacific Integral from 2006 until 2008. Mr. Nelson's significant operational experience in multiple aspects of our company coupled with his experience at Living Full Blast, Inc. and Krama Consulting & Development were factors considered by the Corporate Governance and Nominating Committee in recommending his re-election to the board.

Marc Savas. Mr. Savas has been a member of our board of directors since January 2012. Mr. Savas has over 15 years of experience in management and sales consulting and six years of experience in real estate easement acquisitions. Since January 2007 he has served as CEO of Living Full Blast, Inc., overseeing business development and consulting for numerous companies and putting together sales teams for such companies. In addition, from January 1998 until January 2006, Mr. Savas was also CEO for Unfair Advantage Inc., where he conducted 118 management consulting projects, many of which were created using programs that his company had designed. Additionally, from January 2005 until January 2009, Mr. Savas was the national Vice President of Business Development for Connexion Technologies where he built national teams of qualified individuals to effectively secure easements from large real estate owners in order to build telecommunication systems through their properties. Mr. Savas' management consulting and operational experience were factors considered by the Corporate Governance and Nominating Committee in recommending his re-election to the board.

Malcolm CasSelle. Mr. CasSelle has been a member of our board of directors since August 2013. Mr. CasSelle is an entrepreneur and since August 2017 has served as President of Worldwide Asset eXchange (WAX), a utility token designed with functionalities to simplify digital item trading which is operated by Norris Services, LLC. Since August 2017 he has also served as Chief Information Officer of OPSkins, a marketplace for buying and selling digital items, including e-Sports digital merchandise which is managed by Norris Services, LLC. From February 2016 until August 2017 Mr. CasSelle was Chief Technology Officer and President of New Ventures at tronc, Inc. where he oversaw all digital operations and was responsible for leveraging data and technology to accelerate digital growth. Prior to tronc, Inc., he was Senior Vice President and General Manager, Digital Media of SeaChange International. He joined SeaChange International in 2015 as part of the company's acquisition of Timeline Labs, where he served as CEO. Previously, Mr. CasSelle led startups in the digital industry, including MediaPass, Xfire and Groupon's joint venture with Tencent in China. He has also been an active early stage investor in companies including Facebook, Zynga, and most recently Bitcoin-related companies. Mr. CasSelle received a B.S. in Computer Science from the Massachusetts Institute of Technology in 1991 and an M.S. in Computer Science from Stanford University in 1994. Mr. CasSelle's entrepreneurial background, knowledge of our market segment and experience as a Board member for other companies were factors considered by the Corporate Governance and Nominating Committee in recommending his election to the board.

Robert Jordan. Mr. Jordan has been a member of our board of directors since March 2017. He is a seasoned business executive who has spent the past 20 years acquiring, managing and divesting middle-market companies spanning a variety of industries. Since 2016 he has served as Chief Executive Officer of Yoi Corporation, a Los-Angeles-based company that provides software as a service (SaaS)-based mobile digital tools for line managers. In 2013, Mr. Jordan founded Tribeca Capital Partners LLC, a private investment holding company focused on acquiring and operating lower middle market companies. Immediately prior to founding Tribeca Capital Partners LLC, from 2003 to 2013 Mr. Jordan was Chief Executive Officer of KMS Software Company, LLC, a leading human capital management SaaS company which he successfully sold to SAP AG in April 2013. Prior to KMS, Mr. Jordan held chief executive officer roles at a number of companies across several industry sectors and senior management positions at both The Walt Disney Company and Pepsi-Cola Bottling Company. He received a BSBA from Northern Arizona University and attended Executive Education programs at both Harvard Business School and UCLA School of Business. Mr. Jordan's executive level and senior management business experience coupled by his private investment company experience were factors considered by the Corporate Governance and Nominating Committee in determining Mr. Jordan should serve on our Board.

Colleen DiClaudio. Ms. DiClaudio has been a member of our board of directors since September 2017. She currently serves as president of 340B Technologies, a 340B software solutions healthcare technology company she co-founded in August 2014. From June 2009 through August 2014 she served as vice president of business development of CompleteCare Health Network, located in New Jersey. Ms. DiClaudio has received a Master's Degree of Public Health from the University of Medicine and Dentistry of New Jersey and a Bachelor's Degree in Public Health from Stockton University. Ms. DiClaudio’s experience in the healthcare technology sector and entrepreneurial background were factors considered by the Corporate Governance and Nominating Committee in determining she should serve on the Board.

Joseph P. ("J.P.") Hannan. Mr. Hannan has served as our Chief Financial Officer since October 2016. Mr. Hannan has over 20 years of experience as a chief financial officer across the television, radio, publishing and digital media sectors ranging from startups to large scale, publicly traded companies. Prior to joining Social Reality, Inc. in October 2016, Mr. Hannan was employed by Cumulus Media, Inc. (NASDAQ: CMLS), serving as Senior Vice President, Treasurer and Chief Financial Officer (March 2010 to June 2016), as Interim Chief Financial Officer (July 2009 to March 2010) and Vice President and Controller (April 2008 to July 2009). He also served concurrently as Chief Financial Officer of Modern Luxury Media, an affiliate of Cumulus Media, Inc., from August 2010 to June 2016. From May 2006 to July 2007, Mr. Hannan served as Vice President and Chief Financial Officer of the radio division of Lincoln National Corporation (NYSE: LNC), and from March 1995 to November 2005 he served in a number of executive positions including Chief Operating Officer and Chief Financial Officer of Lambert Television, Inc., a privately held television broadcasting, production and syndication company. Mr. Hannan has served as a director on a number of company boards, and is currently Chairman of Barefoot Luxury, Inc., an international hospitality company based in Atlanta, Georgia. He previously served as a director of Regent Communications, Inc., International Media Group, and iBlast, Inc. Mr. Hannan received his Bachelor of Science degree from the Marshall School of Business at the University of Southern California.

Erin DeRuggiero. Ms. DeRuggiero, 42, has served as an executive officer since co-founding our company in April 2010, and was a member of our board of directors from April 2010 until October 2017. Ms. DeRuggiero, who has over 14 years of experience in advertising, sales and business development, is responsible for digital media sales and strategy. In addition, from January 2009 until March 2010, Ms. DeRuggiero was Vice President Sponsorships & Digital Strategy for Lime Ad Network., a subsidiary of Gaiam, Inc. (Nasdaq: GAIA), where her responsibilities included digital sales and publisher strategies. Additionally, from December 2006 until January 2009, Ms. DeRuggiero was Chief Revenue Officer for JGG Consulting, a sales and new business development consultancy she founded, where her responsibilities included brand and digital retail partnerships for companies including Crocs, Inc.

Code of Ethics

We are committed to maintaining the highest standards of honest and ethical conduct in running our business efficiently, serving our stockholders interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted our Code of Conduct and Business Code of Ethics, which applies to all our directors, officers and employees. To assist in its governance, our Board has formed three standing committees composed entirely of independent directors, Audit, Compensation and Corporate Governance and Nominating committees. A discussion of each committee’s function is set forth below.

Bylaws

Our bylaws, the charters of each Board committee, the independent status of a majority of our board of directors, our Code of Conduct and Business Code of Ethics provide the framework for our corporate governance. Copies of our bylaws, committee charters, Code of Conduct and Business Code of Ethics may be found on our website at www.SRAX.com. Copies of these materials also are available without charge upon written request to our Corporate Secretary at 456 Seaton St., Los Angeles, California 90013.

Board of directors

The board of directors oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the board of directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman and Chief Executive Officer and our Chief Financial Officer and by reading the reports and other materials that we send them and by participating in board of directors and committee meetings. Directors are elected for a term of one year. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

Each director attended at least 75% of all meetings of the Board. Each director attended at least 75% of meetings of committees on which the director served. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all Board meetings and meetings of the committees of the Board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Information with regard to committee meetings is provided for below. Although attendance of meetings is encouraged, we do not have a formal policy regarding attendance by directors at Board and committee meetings.

Board leadership structure and Board’s role in risk oversight

Mr. Miglino serves as both the Chairman of our Board of Directors and our Chief Executive Officer. We do not have a lead independent director. Given the small size of the Board and limited number of executive officers, the Board has determined that a lead independent director is currently not necessary.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the board of directors meets regularly to review Social Reality's risks. Our Chief Financial Officer generally attends the Board meetings and is available to address any questions or concerns raised by any member of the Board on risk management and any other matter. The independent members of the Board work together to provide strong, independent oversight of our management and affairs through the Board's standing committees and, when necessary, special meetings of independent directors. Our independent directors may meet at any time in their sole discretion without any other directors or representatives of management present. Each independent director has access to the members of our management team or other employees as well as full access to our books and records. We have no policy limiting, and exert no control over, meetings of our independent directors.

Compensation Committee Interlocks and Insider Participation

During 2016, Messrs. Savas and CaSelle all served for on the Compensation Committee. None of the members on the Compensation Committee during the year end December 31, 2016 has been an officer or employee of Social Reality. None of our executive officers serve on the Board or compensation committee of a company that has an executive officer that serves on our Board or the Compensation Committee.

Board committees

The Board of Directors has standing Audit, Compensation, Compensation and Corporate Governance and Nominating committees. Each committee has a written charter. The charters are available on our website at www.SRAX.com. All committee members are independent directors. Information concerning the current membership and function of each committee is as follows:

Director	Audit Committee Member	Compensation Committee Member	Corporate Governance and Nominating Committee Member
Marc Savas		✓ (1)	✓
Malcolm CasSelle		✓	✓ (1)
Robert Jordan	✓ (1)

(1)

denotes chairperson.

In 2015 we established a Nominating and Compensation Committee of the board. In August 2016 in preparation of the uplisting of our Common Stock to the Nasdaq Capital Market, the committee was disbanded and the Board formed separate (i) Compensation, and (ii) Corporate Governance and Nominating committees as well as (iii) an Audit Committee.

Independence

Our common stock is listed on the NASDAQ Capital Market. As such, we are subject to the NASDAQ Stock Market LLC (“NASDAQ”) director independence standards. In accordance with these standards, in determining independence the Board affirmatively determines whether a director has a "material relationship" with Social Reality that would compromise his or her independence from management or would cause him or her to fail to meet the NASDAQ’s specific independence criteria. When assessing the "materiality" of a director's relationship with Social Reality, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and, where applicable, the frequency and regularity of the services, and whether the services are being carried out at arm's length in the ordinary course of business. Material relationships can include commercial, consulting, charitable, familial and other relationships. A relationship is not material if, in the Board's judgment, it is not inconsistent with the NASDAQ’S director independence standards and it does not compromise a director's independence from management.

Applying the NASDAQ’s standards, the Board has determined that of the electors nominated for reelection, Messrs. Savas, CasSelle, Jordan and Ms. DiClaudio are each “independent” as that term is defined by the NASDAQ’s standards. In addition to our executive directors (Miglino and Nelson), all four independent directors are up for reelection at the 2017 Annual Meeting.

Communications with Directors

Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, to 456 Seaton St., Los Angeles, CA 90013.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by us that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Audit Committee

The Audit Committee assists the board in fulfilling its oversight responsibility relating to:

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements; and

•	the qualifications and independence of our independent registered public accountants.

The Audit Committee has the ultimate authority to select, evaluate and, where appropriate, replace the independent auditor, approve all audit engagement fees and terms, and engage outside advisors, including its own counsel, as it deems necessary to carry out its duties. The Audit Committee is also responsible for performing other related responsibilities set forth in its charter.

Following the resignation of Mr. Anthony William Packer from the Board in November 2017, he Audit Committee is currently composed of one director, Mr. Robert Jordan. The Audit Committee had two meetings during the year end December 31, 2016.

The Board has determined that Robert Jordan qualifies as an “audit committee financial expert” within the meaning of SEC rules. An audit committee financial expert is a person who can demonstrate the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.

Compensation Committee

The Compensation Committee assists the Board in:

•	determining, in executive session at which our chief executive officer is not present, the compensation for our CEO or president, if such person is acting as the CEO;

•	discharging its responsibilities for approving and evaluating our officer compensation plans, policies and programs;

•	reviewing and recommending to the Board regarding compensation to be provided to our employees and directors; and

•	administering our equity compensation plan(s).

The Compensation Committee is charged with ensuring that our compensation programs are competitive, designed to attract and retain highly qualified directors, officers and employees, encourage high performance, promote accountability and assure that employee interests are aligned with the interests of our stockholders. The Compensation Committee is composed of two directors, each of whom has been determined by the Board to be independent within the meaning of Rule 5605 of the NASDAQ Marketplace Rules. The Compensation Committee had two meetings during the year end December 31, 2016. The Compensation Committee is also responsible for performing other related responsibilities set forth in its charter.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee:

•	assists the Board in selecting nominees for election to the Board;

•	monitor the composition of the Board;

•	develops and recommends to the Board, and annually reviews, a set of effective corporate governance policies and procedures applicable to our company; and

•	regularly review the overall corporate governance of the Company and recommends improvements to the Board as necessary.

The purpose of the Corporate Governance and Nominating Committee is to assess the performance of the Board and to make recommendations to the Board from time to time, or whenever it shall be called upon to do so, regarding nominees for the Board and to ensure our compliance with appropriate corporate governance policies and procedures. The Corporate Governance and Nominating Committee is composed of two directors, each of whom has been determined by the Board to be independent within the meaning of Rule 5605 of the NASDAQ Marketplace Rules. The Corporate Governance and Nominating Committee had two meetings during the year end December 31, 2016. The Corporate Governance and Nominating Committee is also responsible for performing other related responsibilities set forth in its charter.

The Corporate Governance and Committee evaluates candidates for the Board. Candidates may come to the attention of the committee through current Board members, professional search firms, shareholders or other persons. The committee will consider nominees recommended by our shareholders. For additional information regarding the process for nominee submission and selection, see the “Shareholder Nominations” below.

Shareholder Nominations

Shareholders who would like to propose a candidate may do so by submitting the candidate’s name, resume and biographical information to the attention of our Corporate Secretary. All proposals for nomination received by the Corporate Secretary will be presented to the Corporate Governance and Nominating Committee for appropriate consideration. It is the policy of the Corporate Governance and Nominating Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on our Board. The Corporate Governance and Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, the committee will consider only those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate to the Corporate Governance and Nominating Committee, a shareholder should submit the following information in writing, addressed to the Corporate Secretary of Social Reality at our main office:

•	the name and address of the person recommended as a director candidate;

•	all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act;

•	the written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;

•

as to the person making the recommendation, the name and address, as they appear on our books, of such person, and number of shares of our Class A common stock owned by such person; provided, however, that if the person is not a registered holder of our common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of our common stock; and

•	a statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the year ended December 31, 2016 and Forms 5 and amendments thereto furnished to us with respect to the year ended December 31, 2015, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater stockholder failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the year ended December 31, 2016 other than as follows:

Name of Reporting Person	Type of Report and Number Filed Late	No. of Transactions Reported Late

Kristoffer Nelson	Form 4 (1 filed late)	1
Marc Savas	Form 4 (1 filed late)	1

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Procedure

We review all known relationships and transactions in which Social Reality and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our management, in consultation with our outside legal consultants, determines based on specific fact and circumstances whether Social Reality or a related party has a direct or indirect interest in these transactions. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If it is determined that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;

•	the nature of the related party’s interest in the transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Social Reality and our shareholders;

•	the potential impact of the transaction on a director’s independence; and

•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Related Party Transactions

Summarized below are certain transactions and business relationships between Social Reality and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2015.

Information regarding disclosure of an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction is included in the Section of this proxy statement entitled “Director Compensation” and “Executive Compensation.”

Information regarding disclosure of compensation to a director is included in the Section of this proxy statement entitled “Director Compensation.”

Information regarding the identification of each independent director is included in the Section of this proxy statement entitled “Directors, Executive Officers and Corporate Governance.”

•

Mr. Malcolm CasSelle, a member of our Board, was previously the Chief Technology Officer and President of New Ventures at tronc, Inc., which was one of our major advertisers. Revenue from New Ventures of tronc, Inc. amounted to $4,395,124 and $0 for the years ended December 31, 2016 and 2015, respectively. At December 31, 2016, New Ventures of tronc, Inc. owed us $1,042,000, net of liabilities owed New Ventures of tronc, Inc. In August 2017, after Mr. CasSelle had ended his employment with tronc, Inc., we filed a lawsuit against tronc, Inc. and Tribune Content Agency, LLC for breach of contract, fraudulent concealment and deceptive business practices (case number 1:17-cv-05998, U.S. District Court for the Northern District of Illinois). We have alleged that tronc, Inc. and Tribune Content Agency, LLC refused to perform their contractual obligations and breached the terms of contract and insertion orders, causing us to suffer close to $35 million in damages. We are seeking a judgment in the amount of the damages as well as costs and such other relief as the court may award.

•

Mr. Steven Antebi, a beneficial holder of greater than 5% of our Common Stock during 2016, served as a consultant to us. We paid him $467,230 and $634,452 for services provided to us during the years ended December 31, 2016 and 2015, respectively. Additionally, we entered a Consulting Agreement with a consultant that is controlled by Mr. Antebi. For further details regarding this arrangement, please see refer to Note 4 to the notes to our audited consolidated financial statements appearing in the 2016 10-K.

DIRECTOR COMPENSATION

In February 2016, the Board approved a non-executive director compensation policy for 2016. As compensation for their services, each non-executive director will receive:

•	an annual cash retainer of $10,000, payable quarterly;

•	a restricted stock award of a number of shares of our Class A common stock equal to a fair market value of $10,000; and

•	a per meeting fee of $2,000 up to a maximum of five board meetings a year.

In addition, non-executive directors who also serve on a committee of the board will receive an additional restricted stock awarded of a number of shares of our Common Stock equal to $2,500.

The following table provides information concerning the compensation paid to our independent directors for their services as members of our board of directors for 2016. The information in the following table excludes any reimbursement of out-of-pocket travel and lodging expenses which we may have paid.

The following table summarizes compensation paid to non-executive directors during 2016:

	Director Compensation
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Marc Savas	20,000	15,000	—	—	—	—	35,000
Malcolm CasSelle	20,000	15,000	—	—	—	—	35,000
Martin A. Sumichrast (1)	20,000	15,000	—	—	—	—	35,000
Rodney J. Dillman (2)	20,000	12,500	—	—	—	—	32,500
Anthony William Packer (3)	11,000	12,500	—	—	—	—	23,500

(1)	Mr. Sumichrast was a member of our Board from January 2015 until January 2017.

(2)	Mr. Dillman was a member of our Board from February 2016 until March 2017

(3)	Mr. Packer was a member of our Board from August 2016 until November 2017.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for:

•	all individuals serving as our principal executive officer or acting in a similar capacity during the year ended December 31, 2016;
•	our two most highly compensated named executive officers at December 31, 2016 whose annual compensation exceeded $100,000; and
•

up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as a named executive officer of our company at December 31, 2016.

The value attributable to any option awards is computed in accordance with FASB ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 10 of the Notes to our Consolidated Financial Statements for the year ended December 31, 2016 appearing in our 2016 10-K.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	No equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)(2)	Total ($)

Christopher Miglino,	2016	114,000	—	—	—	—	—	—	114,000
Chief Executive Officer	2015	114,000	100,000	—	—	—	—	—	214,000

Erin DeRuggiero,
Chief Innovations Officer	2015	90,000	—	—	—	—	—	224,942	314,942

Chad Holsinger,	2016	114,000	186,000	—	—	—	—	1,911,493	2,211,493
Chief Revenue Officer (3)	2015	114,000	111,000	—	—	—	—	2,951,909	3,176,909

Kristoffer Nelson	2016	136,875		—	479,356	—	—	—	616,231
Chief Operating Officer (4)

Joseph Hannan	2016	41,666	—	614,000	—	—	—	—	655,666
Chief Financial Officer (5)

———————

(1)

The amounts included in the “Option Awards” column represent the aggregate grant date fair value of the stock options, computed in accordance with ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 4 of the notes to our consolidated financial statements appearing in our 2016 10-K.

(2)

All other compensation represents commissions received in accordance with the terms of her or his employment agreement.

(3)

Mr. Holsinger served as our Chief Revenue Officer from October 2014 until March 2017.

(4)

Stock awards represents 100,000 Class A Common Stock options issued on October 16, 2016 at an exercise price of $7.50 per share. The option vests 1/3 annually from the grant date. The award was granted pursuant to our 2016 Compensation Plan and has a term of 6 years.

(5)

Mr. Hannan began serving as Chief Financial Officer in October 2016. Mr. Hannan’s stock award consists of 100,000 restricted Class A Common shares issued on October 14, 2016 that vests half on October 17, 2017 and half on October 17, 2018. The aggregate value of the shares on the grant date was $614,000. The award was granted pursuant to our 2016 Compensation Plan

Employment agreements and how the executive’s compensation is determined

We are a party to an employment agreement with each of Messrs. Miglino, Hannan and Ms. DeRuggiero which provide the compensation arrangements with these individuals. Mr. Nelson's compensation is determined by the Compensation Committee of the Board in consultation with Mr. Miglino. For the year end 2016, Mr. Nelson was not paid any compensation. We have not engaged a compensation consultant or other consultant performing similar functions to advise our company on compensation arrangements for our executive officers and directors.

Employment Agreement with Mr. Miglino

We employ Christopher Miglino as our Chief Executive Officer for a term of four years pursuant to an employment agreement entered into on January 1, 2012. The employment agreement automatically renews for successive two year terms unless either party provides notice of non-renewal not later than three months before the conclusion of the then current term. As compensation for his services, Mr. Miglino is entitled to receive a base salary of $192,000 which is subject to an annual review. During 2012, in an effort to conserve our cash resources, Mr. Miglino agreed to a temporary reduction in his annual base salary to $60,000, which was increased to $90,000 during the fourth quarter of 2013. Mr. Miglino's annual base salary for the 2015 was $114,000. In November 2016, his salary deferral ended and he returned his compensation to the contracted levels. In addition, he is eligible to receive an annual bonus based upon the achievement of certain to-be-established goals fixed by the Board, which is payable in cash or non-cash compensation as determined by the Board, as well as a discretionary bonus as determined by the Board. Mr. Miglino is entitled to participate in all benefit plans we may offer, up to 45 days of paid vacation annually and reimbursement for out-of-pocket expenses incurred in furtherance of our business.

The employment agreement may be terminated upon Mr. Miglino's death, by us with or without cause or by him with or without good reason. In the event of a termination as a result of Mr. Miglino's death, by him without good reason, or by us for cause, we are obligated to pay:

•	the portion of his base salary which has been accrued prior to termination but which has not yet been paid;

•	to the extent required by law, an amount equal to the value of his accrued but unused vacation days;

•	the amount of any expenses properly incurred by him but which have not yet been reimbursed;

•	the amount of any annual bonus related to the most recently completed fiscal year if not already paid, and providing the termination is not by us for cause;

•	any accrued but unused vacation days; and

•	any discretionary bonus previously awarded if not already paid and providing that the termination is not by us for cause.

We refer to these amounts as the “Miglino Accrued Obligations.” In addition, should we terminate Mr. Miglino's employment as a result of his disability, we are also obligated to pay him an amount equal to 24 months of his then base salary in addition to the Miglino Accrued Obligations. All such amounts are due promptly following termination. If we should terminate Mr. Miglino's employment without cause, or he terminates for good reason, in addition to the Miglino Accrued Obligations we are obligated to pay him a total amount equal to 24 months of his then current base salary, payable in accordance with our usual payroll practices, and continue to provide medical coverage for Mr. Miglino and his family, subject to his payment of a premium co-pay. In addition, the portion of any unvested or restricted securities then held by Mr. Miglino will vest and become immediately exercisable on the termination date.

For the purposes of the employment agreement, “cause” generally means:

•	intentionally committing an unlawful act that materially harms us;

•	gross negligence or willful failure or refusal to follow board directives;

•	conviction of, or a guilty plea, to a felony or commitment of any act involving moral turpitude;

•

a breach of any material provision of the employment agreement, or any nondisclosure or noncompetition agreement, including the hereinafter described proprietary information, inventions and competition agreement; or

•	a breach of any material provision of our Code of Ethics and Conduct.

For the purposes of the employment agreement, “good reason” generally means:

•	change in the principal location at which Mr. Miglino performs duties for us of more than 40 miles without his consent; or

•	material change in the executive’s authority, functions, duties or responsibilities.

Mr. Miglino also executed separate proprietary information, inventions and competition agreement and an indemnification agreement with us.

Employment agreement with Ms. DeRuggiero

In October 17, 2015 we entered into an employment agreement with Erin DeRuggiero pursuant to which she was engaged to serve as our Chief Innovations Officer. This agreement replaced a prior 2012 employment agreement with Ms. DeRuggiero. The initial term of the agreement expired on October 19, 2017, subject to automatic 12 month extensions unless a non-renewal notice is received by either party at least 60 days prior to the expiration of the then current renewal term. The current term of the agreement expires in October 2018. Ms. DeRuggiero’ s compensation includes:

•	an annual salary of $90,000, subject to increase at the discretion of the board of directors;

•	commissions and overrides on certain sales; and

•	paid time off of 30 days per calendar year, subject to accrual limitations.

In the event Ms. DeRuggiero is terminated without “cause” or resigns for “good reason”, she is entitled to, among other things:

•	an amount equal to her base salary for 18 months; plus

•	any earned but unpaid commissions;

•	unused paid time off;

•	amounts due under any benefit plan and for outstanding expense reimbursements; and

•	the opportunity to continue health care coverage under our plan.

The employment agreement with Ms. DeRuggiero contains a customary non-solicitation and invention assignments clause and she executed separate confidentiality and arbitration agreements with our company.

Employment Agreement with Mr. Hannan

On October 17, 2016 we entered into an Employment Agreement with Mr. Hannan pursuant to which he was engaged to serve as Chief Financial Officer. The term of the agreement extends until such time as either party chooses to terminate the employment agreement with our company. Under the terms of the employment agreement, Mr. Hannan's compensation includes:

•	an annual base salary of $200,000;

•	an annual bonus of $100,000, payable in equal quarterly installments beginning on April 1, and subject to the timely filings of our periodic reports;

•

an annual bonus of a restricted stock grant of $100,000 in value of shares of our Class A common stock on each annual anniversary date of the employment agreement, also subject to the timely filings of our periodic reports, subject to continued employment;

•	a one time restricted stock award of 100,000 shares of our Class A common stock, vesting 50,000 shares on October 14, 2017 and 50,000 shares on October 14, 2018, subject to continued employment and

•	annual paid time off of 30 days per year.

Mr. Hannan is entitled to participate in all benefit programs we offer our other executive officers and expense reimbursement. Upon termination of the agreement by either party, regardless of the reason, he is not entitled to any additional compensation. The employment agreement with Mr. Hannan contains customary confidentiality, non-disclosure and noninterference provisions.

Employment Agreement with Chad Holsinger

Mr. Holsinger served as our Chief Revenue Officer from October 2014 until March 2017. His employment agreement was for a term of four years beginning October 30, 2014 with automatic renewals of 1 year unless notice to not renew is previously given by either party.  Mr. Holsinger was paid a salary of $114,000 per annum, subject to increase from time to time at the Board’s discretion. Mr. Holsinger was also provided a guaranteed annual bonus of $111,000 payable on January 31st of each year and a discretionary bonus at the discretion of the Board.  Such bonus payment was to be offset by payments made pursuant to certain earnout consideration related to the acquisition of Steel Media, Inc. on October 30, 2014.

Mr. Holsinger was also granted a one time option to purchase 50,000 shares of Common Stock at an exercise price of $7.50 per share from the Company’s 2012 Equity Compensation Plan, which vested ¼ annually from the grant date.

Mr. Holsinger was also eligible to participate in all employee benefits made available by the Company to salaried employees.

In the event that Mr. Holsinger is terminated without cause or he resigns for good reason, he is entitled to severance equal to 12 months of his base salary as of the date of termination plus an amount equal to the greater of (a) the most recent bonus that would be payable and (b) $111,000.  Mr. Holsinger was no longer employed by the Company as of March 2017.

Outstanding equity awards at year end

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2016.

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)

Christopher Miglino	—	—	—	—	—	—	—	—	—

Erin DeRuggiero	—	—	—	—	—	—	—	—	—

Chad Holsinger	25,000	—	—	$7.50	10/30/2024	—	—	—	—

Joseph P Hannan	—	—	—	—	—	—	—	100,000	$614,000

Richard Steel	—	—	—	—	—	—	—	—	—

Kristoffer Nelson (1)	100,000	—	—	$7.50	10/10/2022	—	—	—	—

Rahul Thumati	—	—	—	—	—	—	—	—	—

(1)

Represents 100,000 Class A Common Stock options issued on October 16, 2016 at an exercise price of $7.50 per share. The option vests 1/3 annually from the grant date. The award was granted pursuant to our 2016 Compensation Plan and has a term of 6 years.

Our Equity Compensation Plans

2012, 2014 and 2016 Equity Compensation Plans

In January 2012, our board of directors and shareholders authorized the 2012 Equity Compensation Plan, which we refer to as the 2012 Plan, covering 600,000 shares of our Common Stock. On November 5, 2014, our board of directors approved the adoption of our 2014 Equity Compensation Plan (the " 2014 Plan ") and reserved 600,000 shares of our Common Stock for grants under this plan. On February 23, 2016, Board approved the adoption of our 2016 Equity Compensation Plan (the “2016 Plan”) and reserved 600,000 shares of our Common Stock for grants under this plan. The purpose of the 2012, 2014 and 2016 Plans is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants and to promote the success of our company's business. The 2012, 2014 and 2016 Plans are administered by our Board. Plan grants may either be:

•	incentive stock options (ISOs),
•	non-qualified options (NSOs),
•	awards of our common stock,
•	stock appreciation rights (SARs),
•	restricted stock units (RSUs),
•	performance units,
•	performance shares, and
•	other stock-based awards.

Any option granted under the 2012, 2014 and 2016 Plans must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our outstanding common stock must not be less than 110% of fair market value on the date of the grant. The plans further provide that with respect to ISOs the aggregate fair market value of the common stock underlying the options which are exercisable by any option holder during any calendar year cannot exceed $100,000. The exercise price of any NSO granted under the 2012, 2014 or 2016 Plans is determined by the Board at the time of grant, but must be at least equal to fair market value on the date of grant. The term of each plan option and the manner in which it may be exercised is determined by the board of directors or the compensation committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the Common Stock, no more than five years after the date of the grant. The terms of grants of any other type of award under the 2012, 2014 or 2016 Plans is determined by the Board at the time of grant. Subject to the limitation on the aggregate number of shares issuable under the plans, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our shareholders as well as any equity compensation plans not approved by our stockholders as of December 31, 2016.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)

Plans approved by our stockholders:
2012 Equity Compensation Plan	257,880	5.68	242,120
2014 Equity Compensation Plan	171,920	8.65	328,080
2016 Equity Compensation Plan	146,000	7.50	354,000
Plans not approved by stockholders	—	—	—

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the aggregate fees billed to us by our independent auditor for 2016 and 2015. All fees were paid to RBSM LLP.

	2016	2015

Audit Fees	$85,000	$62,500
Audit-Related Fees	26,000	45,000
Tax Fees	20,000	22,500
All Other Fees	55,000	30,500
Total	$186,000	$162,500

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

Pre-Approval of Independent Auditor Services and Fees

Our Board has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Audit Committee of the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Audit Committee. The audit and tax fees paid to the auditors with respect to 2016 were pre-approved by the Audit Committee. RBSM LLP did not provide any other services during 2016 except those listed above.

AUDIT COMMITTEE REPORT

The primary function of the Audit Committee is to assist the Board in its oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

With respect to the year ended December 31, 2016, in addition to its other work, the Audit Committee:

•	reviewed and discussed with management and RBSM LLP, our independent registered public accounting firm, our audited consolidated financial statements as of December 31, 2016 and the year then ended;

•

discussed with RBSM LLP the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

•

received from RBSM LLP written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” In addition, the Audit Committee discussed with RBSM LLP, its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The Audit Committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the 10-K for the year ended December 31, 2016 for filing with the SEC.

Audit Committee of the Board of Directors of Social Reality, Inc.

/s/ Robert Jordan

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board currently consists of seven (7) members, five (5) of which are “independent,” as that term is defined by NASDAQ Market Place Rules and six (6) of which are standing for reelection as Mr. Weiss has not been nominated by the Corporate Governance and Nominating Committee and Board to stand for reelection to the Board.

At the Annual Meeting, the terms of Messrs. Miglino, Nelson, Savas, CasSelle, Jordan, Weiss and Ms. DiClaudio expire. Pursuant to Mr. Weiss not being nominated for reelection, five (5) directors will be elected at the Annual Meeting to serve for a one-year term which will expire at our annual meeting in 2018. The Board has nominated Messrs. Miglino, Nelson, Savas, CasSelle, Jordan and Ms. DiClaudio as its nominees for directors. All five (5) individuals are currently directors of the Company. Mr. Miglino also serves as our Chief Executive Officer, President, and Chairman of our Board and Mr. Nelson serves as our Chief Operating Officer. The candidates receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as the Company’s directors.

The sections titled “Directors, Executive Officers and Corporate Governance” beginning on page 10 of this proxy statement contain more information about the leadership skills and other experiences that caused the Corporate Governance and Nominating Committee and the Board to determine that these nominees should serve as directors of Social Reality.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a One Year Term Expiring at the

2018 Annual Meeting

Nominees for Term Expiring in 2016

The Nominating and Corporate Governance Committee recommended, and the Board of Directors nominated the following individuals to serve as directors

•	Christopher Miglino
•	Kristoffer Nelson
•	Marc Savas
•	Malcolm CasSelle
•	Robert Jordan
•	Colleen DiClaudio

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of Social Reality. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board, the proxy holder will vote in his discretion for a substitute nominee. The term of office of each person elected as a director will continue until the 2018 annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal. The nominees for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

Required Vote

The nominee receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2

RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF RBSM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

The Audit Committee has selected RBSM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017. RBSM LLP. has served as the Company’s independent registered public accounting firm since 2012. Representatives of RBSM LLP are expected to attend the Annual Meeting, either in person or telephonically, and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

We are asking our shareholders to ratify the selection of RBSM LLP as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of RBSM LLP to shareholders for ratification because we value our shareholders' views on our independent registered public accounting firm and as a matter of good corporate practice. In the event shareholders fail to ratify the appointment of RBSM LLP, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our shareholders.

The Company has been informed by RBSM LLP that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Required Vote

Ratification of the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of RBSM LLP.

Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

****************

PROPOSAL 3

APPROVAL OF THE NASDAQ 20% ISSUANCE PROPOSAL

General

On October 26, 2017, we entered into a definitive securities purchase agreements (the “Securities Purchase Agreements”) with certain prior accredited investors (the “Purchasers”) for the purchase and sale of an aggregate of: (i) $5,180,157.57 of 12.5% senior secured convertible debentures (“Debentures”) and (ii) 863,365 Series A warrants (“Warrants”) to purchase Class A common stock (“Common Stock”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption provided by Rule 506(b) of Regulation D and Section 4(a)(2) of the Securities Act (the “October 2017 Offering"). The Debentures and Warrants were sold for a combination of cash and the cancellation of debt or receivables. The October 2017 Offering included (i) $2,000,000 of Debentures (“A-1 Debentures”) and (ii) 333,335 Warrants (“A-1 Warrants”) issued pursuant to the exercise of a green shoe provision (“Green Shoe”) contained in the transaction documents for the sale of $5,000,000 of Debentures and Warrants issued in April 2017. The A-1 Debentures and A-1 Warrants issued pursuant to the Green Shoe were previously approved by our shareholders at a special meeting of the shareholders on June 23, 2017 (Please see Current Report on Form 8-K filed with the SEC on June 26, 2017). Accordingly, the we are requesting that the shareholders approve the remaining securities underlying the transaction generally, which consists of $3,180,157.78 of Debentures (“A-2 Debentures”) and 530,030 Warrants (“A-2 Warrants”) issued thereunder.  Additionally, in the event of an Optional Redemption (as defined below), the Company would be required to issue Series B Warrants (as defined below). The A-1 Debentures and A-2 Debentures are substantially the same except that the A-1 Debentures have a conversion price floor of $1.40 with regard to anti-dilution protection for subsequent equity sales at a price lower than 120% of the then applicable conversion price and the A-2 Debentures have a conversion price floor of $3.00 until such time as the Company receives shareholder approval for the transaction that is being sought hereunder pursuant to this Proposal 3. The A-1 Warrants and A-2 Warrants are identical. We have further agreed to hold this meeting of the shareholders on or prior to seventy-five (75) days following the date of the Securities Purchase Agreements to obtain shareholder approval in connection with the transaction, including, without limitation, to reduce the floor price with regard to the anti-dilution protection for subsequent equity sales to $1.40 (on par with the A-1 Debentures).

Chardan Capital Markets, LLC (“Chardan Capital”) acted as lead placement agent and Aspenwood Capital acted as co-placement agent ("Aspenwood"), in connection with the sale of the securities pursuant to the Securities Purchase Agreements. Pursuant to their respective engagement agreements, we paid Chardan Capital a cash commission of $149,021.25 and Aspenwood a cash commission of $70,000. We also issued Chardan Capital and Aspenwood, or their assigns, placement agent warrants to purchase an aggregate of 129,176 shares of Common Stock which have an initial exercise price of $3.75 per share (subject to adjustment pursuant to the terms therein) and a term of five and one half (5.5) years exercisable beginning six (6) months from the date of issuance, and placement agent warrants to purchase 54,161 shares of Common Stock which have an initial exercise price of $4.49 per share (subject to adjustment pursuant to the terms therein) and a term of five and one half (5.5) years exercisable beginning six (6) months from the date of issuance (collectively, “Placement Agent Warrants”). We will include the shares underlying the Placement Agent Warrants in the resale registration statement we expect to file.

Proceeds of Offering

The gross proceeds to us from the October 2017 Offering was approximately $5.2 million and net proceeds of $4.9 million after deducting placement agent fees but not including other estimated offering expenses. We utilized approximately $1.57 million in proceeds to satisfy a put obligation under a Common Stock purchase warrant issued in October 2014 and the balance is being used for general corporate purposes. We agreed to file a registration statement registering the resale of the shares of our Common Stock underlying the Debentures and the Warrants.

Description of the Debentures and Warrants Issued

The Debentures, which mature on April 21, 2020, pay interest in cash at the rate of 12.5% per annum, payable quarterly on January 1, April 1, July 1 and October 1, beginning on January 1, 2018. Our obligations under the Debentures are secured pari passu with the debentures previously issued in April 2017 (“Prior Debentures”). The Debentures are convertible at the option of the holder into shares of our Common Stock at an initial conversion price of $3.00 per share, subject to adjustment as described herein. The Warrants are initially exercisable at $3.00 per share and, are subject to cashless exercise after six months if the shares underlying the Warrants are not subject to an effective resale registration statement. The Warrants also contain anti-dilution protection for subsequent equity sales for a price lower than the then applicable exercise price, with a floor of $1.40.

The conversion price of the Debentures and the exercise price of the Warrants are subject to adjustments upon certain events, including stock splits, stock dividends, subsequent equity transactions (other than specified exempt issuances), subsequent rights offerings, and fundamental transactions, subject to the $1.40 and $3.00 floor described above if and until this Proposal is approved by the shareholders). If we fail to timely deliver the shares of our Common Stock upon any conversion of the Debentures or exercise of the Warrants, we will be subject to certain buy-in provisions. Pursuant to the terms of the Debentures and Warrants, a holder will not have the right to convert any portion of the Debentures or exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or exercise, as such percentage ownership is determined in accordance with the terms of the Debentures and the Warrants; provided that at the election of a holder and notice to us such percentage ownership limitation may be increased to 9.99%; provided that any increase will not be effective until the 61st day after such notice is delivered from the holder to the Company.

Our obligations under the Debentures are secured by a second position security interest in our accounts receivable and a first position security interest in the balance of our assets, including our intellectual property, and we are subject to continued compliance with certain financial covenants. The Debentures are convertible at the option of the holder into shares of our Class A common stock at an initial conversion price of $3.00 per share, subject to adjustment as hereinafter set forth. Subject to our compliance with certain equity conditions (as more fully set forth in the Debentures), upon 20 trading days' notice to the holders we have the right to redeem the Debentures in cash at a 120% premium during the first year and a 110% premium during the remaining term of the Debentures (“Optional Redemption”). Upon any optional redemption, we are obligated to issue the holder Series B Common Stock warrants (“Series B Warrants”), the terms of which will be identical to the Warrants, to purchase a number of shares of our Common Stock equal to 50% of the conversion shares issuable on an as-converted basis as if the principal amount of the Debenture had been converted immediately prior to the optional redemption. In the event of future financings by us, subject to certain exempt issuances, the holders have the right to cause us to allocate 20% of the proceeds we receive to redeem a portion of the principal amount of the then outstanding Debentures. We are also required to redeem the Debentures, at the holder’s right, upon our failure to maintain certain financial covenants as further described in the Debentures.

The Debentures also contain certain customary events of default (including, but not limited to, default in payment of principal or interest thereunder, breaches of covenants, agreements, representations or warranties thereunder, the occurrence of an event of default under certain material contracts of the Company, changes in control of the Company and the entering or filing of certain monetary judgments against the Company). Upon the occurrence of any such event of default, the outstanding principal amount of the Debenture for a premium, plus liquidated damages, interest and other amounts owing in respect thereof through the date of acceleration, shall become, at the holder’s election, immediately due and payable in cash. The Company is also subject to certain negative covenants under the Debentures, including but not limited to, the creation of certain debt obligations, liens on Company assets, amending its charter documents, repayment or repurchase of securities or certain debt of the Company, or the payment of dividends.

Why do we need stockholder approval?

Our Common Stock is listed on The NASDAQ Capital Market and, as such, we are subject to the NASDAQ Stock Market Rules. NASDAQ Stock Market Rule 5635(d) is referred to as the “NASDAQ 20% Rule.” In order to comply with the NASDAQ 20% Rule and to satisfy conditions under the Securities Purchase Agreement, we are seeking shareholder approval for the transaction, including, without limitation, to reduce the floor price of the A-2 Debentures to $1.40 with regard to anti-dilution protection for subsequent equity sales by the Company (on par with the A-2 Debentures).

Vote Required

Approval of this Proposal 3 (NASDAQ 20% Issuance Proposal) requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person or by proxy at the special meeting and actually voting on this proposal.

What is the effect on Social Reality and our current stockholders if the NASDAQ 20% Issuance Proposal is approved?

If our shareholders approve this proposal, we will be able to issue shares of our Common Stock upon the conversion of the Debentures in an amount which is in excess of 20% of our outstanding shares as of the date of the October 2017 Offering. This would include both shares of Common Stock underlying the A-2 Debentures if the conversion price were adjusted pursuant to its anti-dilution protection for subsequent issuances and underlying Series B Warrants in the event that the Company exercises its optional redemption rights under the Debentures. If approved, the reduction in floor price of the A-2 Debentures would only be triggered in the event that the Company issued Common Stock or Common Stock equivalents at an effective price lower than the then applicable conversion price of the Debentures (currently $3.00). The approval hereunder will not result in any immediate change to the Conversion price of the A-2 Debentures. Additionally, the issuance of the Series B Warrants would only occur upon the Optional Redemption of the some or all of the outstanding Debentures. In the event that the NASDAQ 20% Issuance Proposal is approved and the conversion price of the A-2 Debentures is adjusted pursuant to subsequent equity issuances, our shareholders will experience significant dilution in the event such A-2 Debentures are then converted by the holders into Common Stock. Additionally, if subsequent to approval and adjustment to the conversion price pursuant to subsequent equity issuances of the A-2 Debentures, we decide to exercise our Optional Redemption rights, our shareholders may will experience dilution upon the exercise of resulting Series B Warrants that would be issued.

The following table shows the number of shares of our Common Stock which are potentially issuable upon the conversion of the A-2 Debentures based upon the conversion price of $3.00 per share (as currently in effect) and the floor conversion price of $1.40 per share in the event that the proposal is approved hereunder and the anti-dilution protection is triggered by subsequent equity sales to such floor (giving no effect to the contractual limitations on beneficial ownership by a holder described above):

	No. shares issuable based upon $3.00 conversion price	% of issued and outstanding shares pre- Offering (1)	No. shares issuable based upon $1.40 conversion/exercise price	% of issued and outstanding shares pre-Debenture Offering (1)

$3,180,157.78 of A-2 Debentures	1,060,058	12.32%	2,271,546	26.40%

(1)

Immediately prior to the closing of the October 2017 Offering, there were 8,605,018 shares of Class A Common Stock issued and outstanding.

The following table shows the number of our shares of Common Stock which are potentially issuable upon the exercise of the Series B Warrants if and when they are issued pursuant to an Optional Redemption by the Company of all of the Debentures in the October 2017 Offering based upon the aggregate amount of the A-1 and A-2 Debentures on the closing date of the October 2017 Offering based on both a conversion price of $3.00 per share (as currently in effect) and the floor conversion price of $1.40 per share (assuming that the Proposal hereunder is approved and the anti-dilution protection is triggered by subsequent equity sales to such floor prior to the Optional Redemption (giving no effect to the contractual limitations on beneficial ownership by a holder described above).

	No. Series B Warrants issuable upon Optional Redemption at $3.00 conversion price	% of issued and outstanding shares pre- Offering (1)	No. shares issuable based upon $1.40 conversion/exercise price	% of issued and outstanding shares pre-Debenture Offering (1)

Series B Warrants	863,363	10.03%	1,850,059	21.50%

(1)

Immediately prior to the closing of the October 2017 Offering, there were 8,605,018 shares of Class A Common Stock issued and outstanding.

What is the effect on Social Reality and our current stockholders if the NASDAQ 20% Issuance Proposal is not approved?

Under the terms of the Securities Purchase Agreements we are required to hold a shareholder meeting by June 30, 2017. This proxy statement for our Annual Meeting meets the requirements for such shareholder meeting. If the NASDAQ 20% Issuance Proposal is not approved at the Annual Meeting, we are required to call a meeting every four months thereafter to seek shareholder approval of the NASDAQ 20% Issuance Proposal until the earlier of the date stockholder approval is obtained or the Debentures are no longer outstanding. We are not seeking the approval of our shareholders to authorize our entry into the Securities Purchase Agreement and related transaction documents, as we have already entered into the Securities Purchase Agreement and related transaction documents, and have issued the respective securities thereunder. The failure of our shareholders to approve this proposal will not negate the existing terms of the documents relating to the Securities Purchase Agreements, including the Debentures, the Warrants and Series B warrants, if and when issued, which will remain binding obligations of the Company. Notwithstanding, in the event that we do not receive shareholder approval, the A-2 Debentures will maintain their current floor conversion price of $3.00 and will not be subject to further adjustment for anti-dilution protection in the event of subsequent equity issuances below the conversion price if and until the proposal is approved by our shareholders.

Where can I find more information regarding the Securities Purchase Agreement and the Purchasers' Warrants?

The above descriptions set forth the material terms of the Securities Purchase Agreements, the Debentures the Warrants, the Placement Agent Warrants, and the Series B Warrants if and when issued. A more detailed description of the Securities Purchase Agreements, the Debentures, Warrants, Placement Agent Warrants and Series B Warrants and the related transaction documents can be found in our Current Report on Form 8-K as filed with the SEC on October 27, 2017. The form of Securities Purchase Agreement, Registration Rights Agreement, and the forms of Debentures and Warrants are filed as Exhibits 10.01, 10.02, 4.01 and 4.02, respectively. See "Incorporation by Reference” below.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NASDAQ 20% ISSUANCE PROPOSAL.

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PROPOSAL 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company provides its shareholders with the opportunity to cast an annual advisory vote to approve the compensation of its named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables) (a “say-on-pay proposal”). The Company believes it is appropriate to seek and take into account the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s goal for its executive compensation program is to attract, motivate, and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders’ long-term interests. The Company believes its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its shareholders. The Board has determined that the compensation paid to our named executives is in line with that of comparable companies.

This is the first time we have provided our shareholders with the opportunity to cast advisory votes to approve the compensation of named executive officers.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board of Directors will request the shareholders vote to approve the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables), is hereby approved.”

As an advisory vote, this proposal is not binding on the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by the Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for the Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

The Company does not have a current policy with regard to the frequency with which to provide shareholders with an opportunity to approve the compensation of the named executive officers. The shareholders will vote on such frequency at this Annual Meeting (see Proposal 5 below).

Vote Required

You may vote for or against the following resolution, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program.

Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOREGOING RESOLUTION.

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PROPOSAL 5

ADVISORY VOTE TO APPROVE THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY 1, 2 OR 3 YEARS

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Board is requesting shareholders to vote, on a non-binding advisory basis the Board is conducting a non-binding, advisory vote on the frequency with which it will seek the non-binding shareholders’ advisory vote on executive compensation, similar to Proposal Number 4 in this proxy statement in future years. Social Reality is required to hold the say-on-pay vote at least once every three years. Accordingly, shareholders may vote that the advisory vote on executive compensation be held in the future as follows:

•	Every year;
•	Every two years; or
•	Every three years.

Shareholders may also abstain from voting on this proposal. In considering your vote, you may wish to review the information presented in connection with Proposal Number 4 in this proxy statement, as well as the Executive Compensation Tables and narrative disclosures sections of this proxy statement, which provide a more detailed discussion of our executive compensation.

Our Board has determined that holding a “say-on-pay” vote every three years is most appropriate for Social Reality and recommends that you vote to hold such advisory vote in the future every third year, for the following reasons.

•	A triennial vote encourages a longer-term evaluation of compensation history and business results.

The Board believes that there is some risk that an annual advisory vote on executive compensation could lead to a short-term shareholder perspective regarding executive compensation that does not align well with the longer-term approach used by our Compensation Committee. We believe a three-year cycle for the shareholder advisory vote will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with Social Reality’s performance, financial results and business.

•	A triennial vote provides our Compensation Committee with adequate time to consider the results of say-on-pay votes and other shareholder input.

A triennial “say-on-pay” vote allows the Board to respond to shareholder sentiment and effectively implement any desired changes to executive compensation policies, practices and programs.

The Board believes that a triennial vote would not foreclose shareholder engagement on executive compensation during interim periods. shareholders can currently provide input directly to the Board, its committees or individual directors as indicated in the section of this proxy entitled “Directors, Executive Officers and Corporate Governance – Communications with Directors.” Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our shareholders to communicate their views on Social Reality’s executive compensation programs.

The Board weighed these reasons against the arguments in support of conducting the advisory vote annually or biannually. In particular, the Board considered the value of the opportunity for shareholder input at each annual meeting, as well as the belief that annual votes would promote greater accountability on executive compensation. Although the Board believes that these and other positions put forth in favor of an annual “say-on-pay” vote are not without merit, on balance, the Board believes that a triennial approach is most appropriate for Social Reality and recommends such manner of voting to shareholders. The Compensation Committee intends to periodically reassess that view and, if it determines appropriate, may provide for an advisory vote on executive compensation on a more frequent basis.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the shareholders. Because this vote is advisory, it will not be binding upon our Board. However, the Compensation Committee will consider the outcome of the shareholder vote, along with other relevant factors, in recommending a voting frequency to our Board.

Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A FREQUENCY OF ONCE EVERY “3 YEARS” FOR THE SHAREHOLDER ADVISORY VOTE ON COMPENSATION AWARDED TO OUR NAMED EXECUTIVE OFFICERS.

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ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

Enclosed herewith is the Company’s Annual Report on Form 10-K for the 2016 fiscal year. Additional copies may be requested in writing. Such requests should be submitted to Joseph Hannan, Social Reality, Inc. 456 Seaton St., Los Angeles, CA 90013. Exhibits to Form 10-K will also be provided upon specific request. Please submit all requests for additional paper or e-mail copies of the materials by December 15, 2017 in order to ensure receipt prior to the Annual Meeting. The materials will be provided without charge. You can obtain copies of this Proxy statement, our Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC's website at www.sec.gov. or on Social Reality’s website at www.SRAX.com.

We have not incorporated by reference into this Proxy Statement the information in, or that can be accessed through, our website or social media channels, and you should not consider it to be a part of this Proxy Statement.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and are delivering to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference the following documents:

1.	our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 31, 2017 and our amendment to the Annual Report on Form 10-K filed on April 28, 2017;

2.

our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, filed with the SEC on May 5, 2017, August 14, 2017, and November 14, 2017, respectively; and

3.	our Current Report on Form 8-K filed with the SEC on October 27, 2017.

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Social Reality under the Securities Act of 1933, as amended (“Securities Act”), or the Securities Exchange Act of 1934, as amended (“Exchange Act”), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)) and “Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, each of the person named as proxy holder, Christopher Miglino, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, our nominee is not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Christopher Miglino
December 8, 2017	Chairman of the Board, Chief Executive Officer

SOCIAL REALITY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF SHAREHOLDERS – DECEMBER 29, 2017 AT 11:00 AM
CONTROL ID:
REQUEST ID:

The undersigned, who is a shareholder of Social Reality, Inc. (the "Company") hereby revokes any proxy heretofore given, does hereby appoint Christopher Miglino, with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 456 Seaton Street, Los Angeles, CA  90013, on Friday, December 29, 2017 beginning at 11:00 a.m., local time, or any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SRAX
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF SOCIAL REALITY, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	To elect six (6) members to the Board of Directors to serve for the following year or until their respective successors are qualified and elected.		☐	☐
	Christopher Miglino				☐
	Kristoffer Nelson				☐	CONTROL ID:
	Mark Savas				☐	REQUEST ID:
	Malcolm CasSelle				☐
	Robert Jordan				☐
	Colleen DiClaudio				☐
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for 2017.		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN

To approve pursuant to NASDAQ Listing Rule 5635(d), the issuance of shares of our Class A common stock (“Common Stock”) upon the conversion of outstanding 12.5% senior secured convertible debentures issued by us in a private placement in October 2017 that may be equal to or exceed 20% of our Common Stock outstanding before the offering.

			☐	☐	☐
Proposal 4		à	FOR	AGAINST	ABSTAIN
	An advisory vote to approve executive compensation (non-binding).		☐	☐	☐
Proposal 5		à	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	An advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2, or 3 years (non-binding).		☐	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

The board of directors unanimously recommends that the shareholders vote “FOR ALL” with respect to the election of Directors, "FOR" Proposals 2, 3 and 4 and “3 YEARS” for  Proposal 5.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THE VOTE OF THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2, 3, AND 4, AND FOR “3 YEARS” FOR PROPOSAL 5.  IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2017

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)